Exhibit A

Property Description

Lots 1, 1.01 and 4 in Block 257.01, and Lot 1 in Block 257.02 (Premises "A", "B" & "E")

N/F Sayreville Economic Redevelopment Agency

Borough of Sayreville

Middlesex County, New Jersey

All that certain tract or parcel of land located in the Borough of Sayreville, County of Middlesex, State of New Jersey, bounded and described as follows:

Beginning at a point, said point being the intersection of the northwesterly line of Lot 20.01, Block 62.02, N/F Conrail - Raritan River Railroad, Kearny Branch, with the northeasterly line of Lot 30.11, Block 257.01, N/F Middlesex County Utilities Authority, and from said beginning point running:

1.
Along said northeasterly line of Lot 30.11, Block 257.01, and continuing along the northeasterly line of Lots 1.03 and 3.01, Block 257.01, N/F Middlesex County Utilities Authority, North 39° 18' 29" West, a distance of 638.86 feet to a point in the southeasterly line of Lot 3.01, Block 257.01, thence

2.	Along said southeasterly line of Lot 3.01, Block 257.01, North 29° 46' 18" East, a distance of 493.75 feet to a point in the northeasterly line of Lot 3.01, Block 257.01, thence

3.
Along said northeasterly line of Lot 3.01, Block 257.01, North 60° 13' 42" West, a distance of 65.00 feet to a point in the Pierhead/Bulkhead line as established by the Army Corps. of Engineers by a map entitled "Pierhead and Bulkhead Lines, Raritan Bay and River, N.J., Cheesequake Creek to Edgars Dock , dated August 1934, revised through April 1957", thence

Along said Pierhead/Bulkhead line as established by the Army Corps. of Engineers, the following three (3) courses:

4.	North 29° 46' 18" East, a distance of 718.29 feet to a point, thence

5.	North 17° 51' 35" East, a distance of 2,000.18 feet to a point, thence

6.
North 39° 30' 18" East, a distance of 131.77 feet to a point in the westerly line of a riparian grant to National Lead Company from the State of New Jersey, Board of Commerce and Navigation, Liber N-2, Page 135 etc., thence

Along said westerly and northerly line of a riparian grant to National Lead Company from the State of New Jersey, Board of Commerce and Navigation, Liber N-2, Page 135 etc., the following two (2) courses:

7.	North 18° 27' 18" East, a distance of 25.78 feet to a point, thence

8.	South 71° 32' 42" East, a distance of 9.92 feet to a point in the aforementioned Pierhead/Bulkhead line as established by the Army Corps. of Engineers, thence

9.	Along said Pierhead/Bulkhead line as established by the Army Corps. of Engineers, North 39° 30' 18" East, a distance of 533.50 feet to a point, thence

10.
South 64° 00' 42" East, a distance of 150.26 feet to a point in a former mean high • water line of the Raritan River, said lands being lands "now or formerly below mean high water" as mapped and claimed by the State of New Jersey, thence

11.
Along said former mean high water line of the Raritan River, said lands being lands "now or formerly below mean high water" as mapped and claimed by the State of New Jersey, the various courses thereof, a distance of 3,253 feet, more or less, to a point in the westerly right-of-way line of the New Jersey Garden State Parkway, said point being 3,052.46 feet on a bearing of North 57° 54' 30" East from the terminus of the prior course, thence

Along said westerly and northwesterly right-of-way line of the New Jersey Turnpike Authority, Garden State Parkway, the following fourteen (14) courses:

12.	South 02° 39' 35" West, a distance of 828.14 feet to a point of curvature, thence

13.
In a general southerly direction on the arc of a curve to the right having a radius of 65.00 feet and an arc length of 44.47 feet, chord bearing and distance of South 22° 15' 36" West, 43.61 feet, to a point of tangency, thence

14.	South 41° 51' 37" West, a distance of 134.53 feet to a point of curvature, thence

15.
In a general southerly direction on the arc of a curve to the left having a radius of 135.00 feet and an arc length of 160.03 feet, chord bearing and distance of South 07° 54' 05" West, 150.82 feet, to a point of reverse curvature, thence

16.
In a general southerly direction on the arc of a curve to the right having a radius of 365.00 feet and an arc length of 154.39 feet, chord bearing and distance of South 13° 56' 22" East, 153.24 feet, to a point of tangency, thence .

17.	South 01° 49' 18" East, a distance of 569.54.feet to a point, thence

18.	South 05° 31' 48" East, a distance of 415.45 feet to a point, thence

19.	South 03° 52' 32" East, a distance of 301.38 feet to a point, thence

20.	South 08° 11' 22" East, a distance of 297.33 feet to a point of curvature; thence

21.
In a general southerly direction on the arc of a curve to the right having a radius of 465.00 feet and an arc length of 198.15 feet, chord bearing and distance of South 04° 01' 06" West, 196.66 feet, to a point of tangency, thence

22.	South 16° 13' 35" West, a distance of 171.37 feet to a point, thence

23.	South 09° 19' 46" West, a distance of 240.48 feet to a point, thence

    24. South 14° 39' 43" West, a distance of 305.60 feet to a point, thence

25.	South 24° 02' 00" West, a distance of 196.24 feet to a point in the northeasterly right-of-way line of Chevalier Avenue, 50-foot wide right-of-way, thence

Along said northeasterly right-of-way line of Chevalier Avenue, the following three (3) courses:

26.	North 68° 06' 10" West, a distance of 9.09 feet to a point, thence

27.	North 62° 39' 10" West, a distance of 1,399.81 feet to a point, thence 3

28.	North 38° 07' 00" West, a distance of 176.85 feet to a point in southeasterly line of Lot 22, Block 62.02, N/F Conrail - Raritan River Railroad, Kearny Branch, thence

Along said southeasterly, southwesterly and northwesterly lines of Lot 22, Block 62.02, the following three (3) courses:

29.	North 27° 20' 51" East, a distance of 223.24 feet to a point, said point being witnessed by an iron pipe found 0.6-foot southwest of the herein described point, thence

30.	North 62° 38' 23" West, a distance of 50.00 feet to a point, said point being witnessed by a railroad spike found 0.5-foot southwest of the herein described point, thence

31.	South 27° 20' 51" West, a distance of 17.13 feet to a point in the northeasterly line of Lot 1.01, Block 257.02, N/F Borough of Sayreville, thence

32.	Along said northeasterly line of Lot 1.01, Block 257.02, North 62° 39' 09" West, a distance of 124.99 feet to a point in the northerly terminus of Chevalier Avenue; thence

33.	Along said northerly terminus of Chevalier Avenue, North 89° 45' 21" West, a distance of 56.17 feet to a point in the westerly right-of-way line of Chevalier Avenue, thence

34.
Along said westerly right-of-way line of Chevalier Avenue, in a general southerly direction on the arc of a curve to the right having a radius of 493.34 feet and an arc length of 279.12 feet, chord bearing and distance of South 12° 06' 04" East, 275.41 feet, to a point on the aforementioned northwesterly line of Lot 20, Block 62.02, thence

35.	Along said northwesterly line of Lot 20, Block 62.02, South 27° 20' 51" West, a distance of 999.59 feet to a point of curvature, thence

36.
In a general southwesterly direction on the arc of a curve to the right having a radius of 930.37 feet and an arc length of 379.07 feet, chord bearing and distance of South 39° 01' 11" West, 376.45 feet, to a point on the northeasterly line of Lot 30.12, Block 257.01, N/F Middlesex County Utilities Authority, thence

37.	Along said northeasterly line of Lot 30.12, Block 257.01, North 39° .18' 19" West, a distance of 12.40 feet to a point in the easterly line of Lot 30.12, Block 257.01, thence

38.
Along said easterly line of Lot 30.12, Block 257.01, in part, and along the easterly line of Lot 1.10, Block 257.01, N/F Middlesex County Utilities Authority, North 11° 10' 21" East, a distance of 311.88 feet to a point in the northerly line of Lot 1.10, Block 257.01, thence

39.	Along said northerly line of Lot 1.10, Block 257.01, North 78° 49' 39" West, a distance of 40.00 feet to a point in the westerly line of Lot 1.10, Block 257.01, thence

40.	Along said westerly line of Lot 1.10, Block 257.01, South 11° 10' 21" West, a distance of 332.70 feet to a point in the northwesterly line of Lot 30.12, Block 257.01, thence

41.	Along said northwesterly line of Lot 30.12, Block 257.01, South 50° 41' 31" West, a distance of 101.14 feet to a point in the southwesterly line of Lot 30.12, Block 257.01, thence

42.
Along said southwesterly line of Lot 30.12, Block 257.01, South 39° 18' 29" East, a distance of 30.00 feet to a point in the northwesterly line of Lot 20, Block 62.02, said point being witnessed by a concrete monument found, thence

43.
Along said northwesterly line of Lot 20, Block 62.02, and continuing along the northwesterly line of Lot 20.01, Block 62.02, N/F Conrail - Raritan River Railroad, Kearny Branch, South 50° 41' 31" West, a distance of 1,840.00 feet to the point and place of beginning.

Said description of Lots 1, 1.01 and 4 in Block 257.01 and Lot 1 in Block 257.02 containing 10,973,162 Square Feet or 251.909 Acres, more or less. Said described lands being known as all of Lots 1, 1.01 and 4, Block 257.01, and Lot 1, Block 257.02, as shown on the official Tax Map of the Borough of Sayreville.

Excepting and excluding any and all lands "now or formerly below mean high water" as mapped and claimed by the State of New Jersey and not previously conveyed to National Lead or a predecessor in title immediately adjacent to or through the described parcel.

Said description of Lots 1, 1.01 and 4 in Block 257.01 and Lot 1 in Block 257.02 having been drawn in accordance with a map entitled "ALTA/ACSM Survey of Lots 1, 1.01, 4, 5, 6, Block 257.01, Lot 1, Block 257.02, Lot 1, Block 275.02, and Lot 3.04, Block 257, prepared for Sayreville Economic Redevelopment Agency, Situated in the Borough of Sayreville, Middlesex County, New Jersey", prepared by CME. Associates, dated October 09, 2008.

Lot 5 in Block 257.01 (Premises "C")
N/F Sayreville Economic Redevelopment Agency
Borough of Sayreville
Middlesex County, New Jersey

All that certain tract or parcel of land located in the Borough of Sayreville, County of Middlesex, State of New Jersey, bounded and described as follows:

Beginning at a point, said point being the intersection of the northwesterly line of Lot 20.01, Block 62.02, lands N/F Conrail - Raritan River Railroad, Kearny Branch, with the southwesterly line of Lot 30.11, Block 257.01, N/F Middlesex County Utilities Authority, and from said beginning point running:

Along the aforementioned northwesterly line of Lot 20.01, Block 62.02, the following two (2) courses:

1.	South 50° 41' 31" West, a distance of 183.30 feet to a point of curvature, thence

2. In a general southwesterly direction on the arc of a curve to the left having a radius of 1,457.69 feet and an arc length of 382.90 feet, chord bearing and distance of South 43° 10'00" West, 381.80 feet, to a point on the northwesterly line of Lot 30.10, Block 257.01, N/F
Middlesex County Utilities Authority, thence

3.
Along said northwesterly line of Lot 30.10, Block 257.01, and continuing along the northwesterly line of Lot 1.07, Block 257.01, N/F Middlesex County Utilities Authority, along a non-tangent line, South 50° 41' 31" West, a distance of 448.83 feet to a point of curvature, thence

Along the aforementioned northwesterly and westerly lines of Lot 1.07, Block 257.01, the following two (2) courses:

4.
In a general southwesterly direction on the arc of a curve to the left having a radius of 286.52 feet and an arc length of 180.03 feet, chord bearing and distance of South 32° 41' 31" West, 177.08 feet, to a point of tangency, thence

5.	South 14° 41' 31" West, a distance of 171.76 feet to a point in the northeasterly line of Lot 3.01, Block 256, N/F Sayreville Economic Redevelopment Agency, thence

Along said northeasterly line of Lot 3.01, Block 256, the following two (2) courses:

6.	North 65° 23' 04" West, a distance of 52.98 feet to a point, thence

7.
North 54° 04' 00" West, a distance of 385.91 feet to a point in the "Pierhead and Bulkhead Line" as established by the Army Corps. of Engineers on a map entitled "Pierhead and Bulkhead Lines, Raritan Bay and River, N.J., Cheesequake Creek to Edgars Dock", dated August 1934, thence

Along said "Pierhead and Bulkhead Line" as established by the Army Corps. of Engineers, the following two (2) courses:

8.	North 35° 44' 18" East, a distance of 786.54 feet to a point, thence

9.	North 29° 46' 18" East, a distance of 436.24 feet to a point in the southwesterly line of Lot 3.01, Block 257.01, N/F Middlesex County Utilities Authority, thence

Along said southwesterly and southeasterly lines of Lot 3.01, Block 257.01, and the following two (2) courses:

10.	South 60° 13' 42" East, .a distance of 50.00 feet to a point, thence

11.	North 29° 46' 18" East, a distance of 272.31 feet to a point in the aforementioned southwesterly line of Lot 3.01, Block 257.01, thence

12.
Along said southwesterly line of Lots 3.01, 1.03 and 30.11, Block 257.01, N/F Middlesex County Utilities Authority, South 39° 18' 29" East, a distance of 624.34 feet to the point and place of beginning, said point being witnessed by an iron rebar found 4.1' southwest of the herein described point.

Said description of Lot 5 in Block 257.01 containing 661,978 Square Feet or 15.197 Acres, more or less. Said described lands being known as all of Lot 5, Block 257.01, as shown on the official Tax Map of the Borough of Sayreville.

Excepting and excluding any and all lands "now or formerly below mean high water" as mapped and claimed by the State of New Jersey and not previously conveyed to National Lead or a predecessor in title immediately adjacent to or through the described parcel.

Said description of Lot 5 in Block 257.01 having been drawn in accordance with a map entitled "ALTA/ACSM Survey of Lots 1, 1.01, 4, 5, 6, Block 257.01, Lot 1, Block 257.02, Lot 1, Block 275.02, and Lot 3.04, Block 257, prepared for Sayreville Economic Redevelopment Agency, Situated in the Borough of Sayreville, Middlesex County, New Jersey", prepared by CME Associates, dated October 09, 2008.

Lot 1 in Block 275.02 (Premises "F")
N/F Sayreville Economic Redevelopment Agency
Borough of Sayreville
Middlesex County, New Jersey

All that certain tract or parcel of land located in the Borough of Sayreville, County of Middlesex, State of New Jersey, bounded and described as follows:

Beginning at a point, said point being the intersection of the easterly line of Lot 2, Block 275.02, N/F New Jersey Turnpike Authority, with the northeasterly right-of-way line of Chevalier Avenue, 50-foot wide right-of-way, and from said beginning point running:

1.
Along the aforementioned easterly line of Lot 2, Block 275.02, North 18° 41' 11" East, a distance of 200.00 feet to a point, said point being.witnessed by a concrete .monument found 2.4-feet east of the herein described point, thence

Along the lands N/F New Jersey State Turnpike Authority, Garden State Parkway, the following two (2) courses:

2.	South 71° 18' 49" East, a. distance of 350.00 feet to a point, thence

3.	South 18° 41' 11" West, a distance of 172.00 feet to a point in the northerly right-of-way line of Chevalier Avenue, thence

4.
Along said northerly right-of-way line of Chevalier Avenue, in a general westerly direction on the arc of a curve to the right having a radius of 534.22 feet and an arc length of 227.14 feet, chord bearing and distance of North 80° 17' 00" West, 225.44 feet, to a point of tangency, thence

5.	North 68° 06' 10" West, a distance of 127.52 feet to the point and place of beginning.

Said description of Lot 1 in Block 275.02 containing 69,944 Square Feet or 1.606 Acres, more or less. Said described lands being known as all of Lot 1, Block 275.02, as shown on the official Tax Map of the Borough of Sayreville.

Said description of Lot 1 in Block 275.02 having been drawn in accordance with certain map entitled "ALTA/ACSM Survey of Lots 1, 1.01, 4, 5, 6, Block 257.01, Lot 1, Block 257.02, Lot 1, Block 275.02, and Lot 3.04, Block 257, prepared for Sayreville Economic Redevelopment Agency, Situated in the Borough of Sayreville, Middlesex County, New Jersey", prepared by CME Associates, dated October 09, 2008

Lot 6 in Block 257.01 (Premises "D")
N/F Sayreville Economic Redevelopment Agency
Borough of Sayreville
Middlesex County, New Jersey

All that certain tract or parcel of land located in the Borough of Sayreville, County of Middlesex, State of New Jersey, bounded and described as follows:

Beginning at a point, said point being the intersection of the westerly line of Lot 20.01, Block 62.02, lands N/F Conrail Raritan River Railroad - Kearny Branch, with the northerly line of Lot 3, Block 256, N/F Sayreville Economic Redevelopment Agency, and from said beginning point running:

1.
Along the aforementioned northerly line of Lot 3, Block 256; South 71° 36' 56" West, a distance. of 54.81 feet to a point in the northeasterly line of Lot 3.01, Block 25.6, N/F. Sayreville Economic Redevelopment Agency, said point being witnessed by a • concrete monument found 0.4-foot southeast of the herein described point, thence

2.
Along the aforementioned northeasterly line of Lot 3.01, Block 256, North 65° 23' 04" West, a distance of 89.38 feet to a point in the easterly line of Lot 1.07, Block 257.01, N/F Middlesex County Utilities Authority, thence

Along said easterly and southeasterly lines of Lot 1.07, Block 257.01, the following two (2) courses:

3.	North 14° 41' 31" East, a distance of 189.25 feet to a point of curvature, thence

4.
In a general northeasterly direction on the arc of a curve to the right having a radius of 186.52 feet and an arc length of 117.19 feet, chord bearing and distance of North 32° 41' 31" East, 115.28 feet, to a point of tangency, thence

5.
Continuing along the southeasterly line of Lot 1.07, Block 257.01, in part, and along the southeasterly line of Lot 30.10, Block 257.01, N/F Middlesex County Utilities Authority, North 50° 41' 31" East, a distance of 183.28 feet to a point in the aforementioned westerly line of Lot 20.01, Block 62.02, thence

6.
Along said westerly line of Lot 20.01, Block 62.02, in a general southerly direction on lthe arc of a curve to the left having a radius of 1,457.69 feet and an arc length of 434.36 feet, chord bearing and distance of South 15° 56' 04" West, 432.76 feet, to the point and place of beginning.

Said description of Lot 6 in Block 257.01 containing 43,454 Square Feet or 0.998 Acre, more or less. Said described lands being known as all of Lot 6, Block 257.01, as shown on the official Tax Map of the Borough of Sayreville.

Said description of Lot 6 in Block 257.01 having been drawn in accordance with a map entitled "ALTAIACSM Survey of Lots 1, 1.01, 4, 5, 6, Block 257.01, Lot 1, Block 257.02, Lot 1, Block 275.02, and Lot 3.04, Block 257, prepared for Sayreville Economic Redevelopment Agency,. Situated in the Borough of Sayreville, Middlesex County, New Jersey", prepared by CME Associates, dated October 09, 2008

Lot 3.04 in Block 257 (Premises "G")
N/F Sayreville Economic Redevelopment Agency
Borough of Sayreville
Middlesex County, New Jersey

All that certain tract or parcel of land located in the Borough of Sayreville, County of Middlesex, State of New Jersey, bounded and described as follows:

Beginning at a point, said point being the intersection of the southwesterly line of Lot 3.06, Block 257, with the westerly right-of-way line of a 25-foot wide Right-of-Way, now known as part of Main Street, and from said beginning point running:

1.
Along said westerly right-of-way line of a 25-foot wide right-of-way, now known as part of Main Street, South 18° 41' 11" West, a distance of 529.65 feet to a point in the northerly line of Lot 1.04, Block 257, N/F Middlesex County Utilities Authority, said point being witnessed by a. capped iron bar found 2.8-feet east of the herein described point, thence

2.
Along said northerly line of Lot 1.04, Block 257, South 71° 36' 56" West, a distance of 124.61 feet to a point in the northeasterly line of Lot 3.05, Block 257, N/F Middlesex County Utilities Authority, said point being witnessed by a concrete monument found, thence

Along the northeasterly lines of Lot 3.05, Block 257, and the following three (3) courses:

3.	North 57° 01' 45" West, a distance of 469.74 feet to a point, said point being witnessed by a concrete monument found 0.2-foot northwest of the herein described point, thence

4.	North 39° 16' 58" West, a distance of 1,293.20 feet to a point, thence

5.	North 62° 39' 09" West, a distance of 100.00 feet to a point in the southeasterly right-of-way line of the Conrail - Raritan River Railroad, Kearny Branch, Lot 20, Block 62.02, thence

6.
Along said southeasterly right-of-way line of the Conrail - Raritan River Railroad, Kearny Branch, Lot 20, Block 62.02, North 27° 20' 51" East, a distance of 976.76 feet to a point in the southwesterly right-of-way line of Chevalier Avenue, thence

Along said southwesterly right-of-way line of Chevalier Avenue, the following two (2) courses:

7.	South 38° 07' 00" East, a distance of 164.90 feet to a point, said point being witnessed by a concrete monument found 0.9-foot west of the herein described point, thence

8.	South 62° 39' 10" East, a distance of 833.24 feet to a point in the northwesterly line of Lot 3.06, Block 257, N/F Faith Fellowship Ministries, Inc., thence

9.
Along said northwesterly line of Lot 3.06, Block 257, N/F Faith Fellowship Ministries, Inc., South 27° 20' 52" West, a distance of 854.43 feet to a point in the. southwesterly line of Lot 3.06, Block 257, thence

10. Along said southwesterly line of Lot 3.06, Block 257, South 62° 39' 09" East, a distance of 778.56 feet to the point and place of beginning.

Said description of Lot 3.04 in Block 257 containing 1,523,314 Square Feet or 34.970 Acres, more or less. Said described lands being known as all of Lot 3.04, Block 257, as shown on the official Tax Map of the Borough of Sayreville.

Said description of Lot 3.04 in Block 257 having been drawn in accordance with certain map entitled "ALTA/ACSM Survey of Lots 1, 1.01, 4, 5, 6, Block 257.01, Lot 1, Block 257.02, Lot 1, Block 275.02, and Lot 3.04, Block 257, prepared for Sayreville Economic Redevelopment Agency, Situated in the Borough of Sayreville, Middlesex County, New Jersey", prepared by CME Associates, dated October 09, 2008.

Exhibit B

Power of Attorney (attached)

NL ENVIRONMENTAL MANAGEMENT SERVICES, INC. POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that NL ENVIRONMENTAL MANAGEMENT SERVICES, INC., a New Jersey corporation with an address of 5430 LBJ Freeway, Suite 1700, Dallas, TX 75240, hereby makes, constitutes and appoints BANK OF AMERICA, N.A., its true and lawful attorney, for itself and in its name, place and stead, to take any and all such acts and/or actions as NL ENVIRONMENTAL MANAGEMENT SERVICES, INC., can, may or is entitled to take for and with respect to (i) that certain Promissory Note dated October /5, 2008 from Sayreville Seaport Associates, L.P., a Delaware limited partnership ("Borrower") to NL ENVIRONMENTAL MANAGEMENT SERVICES, INC. and NL Industries, Inc., in the original principal sum of $15,000,000.00 (the "Note") and (ii) that certain Leasehold Mortgage, Assignment, Security Agreement and Fixture Filing dated October /5, 2008 from Borrower to NT, ENVIRONMENTAL MANAGEMENT SERVICES, INC. and NL Industries, Inc., securing the Note and encumbering a certain leasehold interest in certain property located in the Borough of Sayreville, Middlesex County and State of New Jersey, which leasehold interest may become a fee interest mortgage as provided for therein (the "Mortgage"), including, without limitation, to execute and deliver any modification, extension of maturity for one (1) year, release, discharge, assignment or endorsement of the same and/or to enforce, ask, demand, sue for, collect and receive all sums of money, interest and other payments due under or pursuant to the Note and/or Mortgage, as BANK OF AMERICA, N.A., in its sole and absolute discretion, shall deem appropriate; to foreclose the Mortgage and to take title to property in the name of NL

ENVIRONMENTAL MANAGEMENT SERVICES, INC., if BANK OF AMERICA, N.A. thinks proper; to place and effect insurance with respect to the property encumbered by the Mortgage; to retain counsel and attorneys on behalf of NL ENVIRONMENTAL MANAGEMENT SERVICES, INC., to appear for NL ENVIRONMENTAL MANAGEMENT SERVICES, INC. in all actions and proceedings to which NL ENVIRONMENTAL MANAGEMENT SERVICES, INC. may be a party in the courts of New Jersey or any other State in the United States, or in the United States courts, to commence actions and proceedings in the name of NL ENVIRONMENTAL MANAGEMENT SERVICES, INC. if necessary, to sign and verify in its name all complaints, petitions, answers and other pleadings of every description; hereby giving and granting to it, the said attorney, BANK OF AMERICA, N.A., full power and authority to do and perform all and every act and anything whatsoever necessary to be done in the premises, as fully to all intents and purposes as NL ENVIRONMENTAL MANAGEMENT SERVICES, INC. might or could do if personally present, with full power of substitution and revocation, hereby ratifying and confirming all that the said attorney may do pursuant to this power.

This Power of Attorney is being given pursuant to the terms of that certain Intercreditor, Subordination and Standstill Agreement by and between Bank of America, N.A., as Administrative Agent for itself and on behalf of the other "Banks" (as defined therein) and NL ENVIRONMENTAL MANAGEMENT SERVICES, INC. and NL/Industries, Inc. dated October 16, 2008 (the "Intercreditor Agreement").

This Power of Attorney shall terminate upon repayment in full of the "Bank Loan" or the "NL Loan", whichever comes first (as those terms are defined in the Intercreditor Agreement).

IN WITNESS WHEREOF, 1\11, ENVIRONMENTAL MANAGEMENT SERVICES, INC., has hereunto set its hand and seal this 13th day of October, 2008.

ATTEST: NL ENVIRONMENTAL MANAGEMENT SERVICES, INC.

  BY:                                       /4/14.1., BY:
Name. A. drew R. Louis Name: Robert D. Graham

Title: Associate General Counsel Title: President

STATE OF TEXAS
               SS.

COUNTY OF DALLAS

BE IT REMEMBERED, that on this 13th day of October, 2008, before me the subscriber, Amanda K. Beer, duly authorized by law to take acknowledgments and proofs of deeds therein, personally appeared, Robert D. Graham, who acknowledged himself/herself to be the President of NL ENVIRONMENTAL MANAGEMENT SERVICES, INC., and who I am satisfied is the person mentioned in and having executed the Instrument to which this certificate is attached as the President and for and on behalf of NL ENVIRONMENTAL MANAGEMENT SERVICES, INC., and to whom I first made known the contents thereof, and thereupon such person acknowledged that he/she signed, sealed, and delivered the same as the voluntary act and deed ofNL ENVIRONMENTAL MANAGEMENT SERVICES, INC., for the uses and purposes therein expressed.

[Notary Page - Power of Attorney]

 NL INDUSTRIES, INC. POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that NL INDUSTRIES, INC., a New Jersey corporation with an address of 5430 LBJ Freeway, Suite 1700, Dallas, TX 75240, hereby makes, constitutes and appoints BANK. OF AMERICA, N.A., its true and lawful attorney, for itself and in its name, place and stead, to take any and all such acts and/or actions as NL INDUSTRIES, INC., can, may or is entitled to take for and with respect to (i) that certain Promissory Note dated October / 5 , 2008 from Sayreville Seaport Associates, L.P., a Delaware limited partnership ("Borrower") to NL INDUSTRIES, INC. and NL Environmental Management Services, Inc., in the original principal sum of $15,000,000.00 (the "Note") and (ii) that certain Leasehold Mortgage, Assignment, Security Agreement and Fixture Filing dated October /5-, 2008 from Borrower to NL INDUSTRIES, INC. and NL Environmental Management Services, Inc., securing the Note and encumbering a certain leasehold interest in certain property located in the Borough of Sayreville, Middlesex County and State of New Jersey, which leasehold interest may become a fee interest mortgage as provided for therein (the "Mortgage"), including, without limitation, to execute and deliver any modification, extension of maturity for one (1) year, release, discharge, assignment or endorsement of the same and/or to enforce, ask, demand, sue for, collect and receive all sums of money, interest and other payments due under or pursuant to the Note and/or Mortgage, as BANK OF AMERICA, N.A., in its sole and absolute discretion, shall deem appropriate; to foreclose the Mortgage and to take title to property in the name of NL INDUSTRIES, INC., if BANK OF AMERICA, N.A. thinks proper; to place and effect insurance with respect to the property encumbered by the Mortgage; to retain counsel and attorneys on behalf of NL INDUSTRIES, INC., to appear for NL INDUSTRIES, INC. in all actions and proceedings to which NL INDUSTRIES, INC. may be a party in the courts of New Jersey or any other State in the United States, or in the United States courts, to commence actions and proceedings in the name of NI, INDUSTRIES, INC. if necessary, to sign and verify in its name all complaints, petitions, answers and other pleadings of every description; hereby giving and granting to it, the said attorney, BANK. OF AMERICA, N.A., full power and authority to do and perform all and every act and anything whatsoever necessary to be done in the premises, as fully to all intents and purposes as NL INDUSTRIES, INC. might or could do if personally present, with full power of substitution and revocation, hereby ratifying and confirming all that the said attorney may do pursuant to this power.

This Power of Attorney is being given pursuant to the terms of that certain Intercreditor, Subordination and Standstill Agreement by and between Bank of America, N.A., as Administrative Agent for itself and on behalf of the other "Banks" (as defined therein) and NL/INDUSTRIES, INC. and NL Environmental Management Services, Inc. dated October J, 2008 (the "Intercreditor Agreement"). This Power of Attorney shall terminate upon repayment in full of the "Bank Loan" or the "NL Loan", whichever comes first (as those teuns are defined in the Intercreditor Agreement).

IN WITNESS WHEREOF, NL INDUSTRIES, INC., has hereunto set its hand and seal this 13th day of October, 2008.

ATTEST: NL INDUSTRIES, INC.

BY:

Name: A. Andrew R. Louis Name: Robert D. Graham

Title: Associate General Counsel Title: Vice President & General Counsel

STATE OF TEXAS

SS.

COUNTY OF DALLAS

BE IT REMEMBERED, that on this 13th day of October, 2008, before me the subscriber, Amanda K. Beer, duly authorized by law to take acknowledgments and proofs of deeds therein, personally appeared, Robert D. Graham, who acknowledged himself/herself to be the Vice President & General Counsel of NL Industries, Inc., and who I am satisfied is the person mentioned in and having executed the Instrument to which this certificate is attached as the Vice President & General Counsel and for and on behalf of NL Industries, Inc., and to whom I first made known the contents thereof, and thereupon such person acknowledged that he/she signed, sealed, and delivered the same as the voluntary act and deed of NL Industries, Inc., for the uses and purposes therein expressed.

[Notary Page - Power of Attorney]